EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
Viatel, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                   /s/KPMG LLP

New York, New York
March 5, 1999